William Blair & Company Conference Investment in growth and financial outlook June 05, 2019 1 © 2003-2019 Green Dot Corporation

Legal Disclaimer Forward-Looking Statements This presentation contains forward-looking statements, which are subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements include, among other things, statements regarding our future performance and returns on investment contained under “Green Dot overview,” “Long-term growth strategy,’ “We are investing in growth” and "Outlook for Q2" and other future events that involve risks and uncertainties. Actual results may differ materially from those contained in the forward- looking statements contained in this presentation, and reported results should not be considered as an indication of future performance. The potential risks and uncertainties that could cause actual results to differ from those projected include, among other things, the timing and impact of revenue growth activities, continued and improving returns from our investments in new growth initiatives, our dependence on revenues derived from Walmart, impact of competition, our reliance on retail distributors for the promotion of our products and services, demand for our new and existing products and services, potential difficulties in integrating operations of acquired entities and acquired technologies, our ability to operate in a highly regulated environment, changes to existing laws or regulations affecting our operating methods or economics, our reliance on third-party vendors, changes in credit card association or other network rules or standards, changes in card association and debit network fees or products or interchange rates, instances of fraud developments in the banking and electronic payments industries that impact account usage generally, business interruption or systems failure, and our involvement litigation or investigations. These and other risks are discussed in greater detail in our Securities and Exchange Commission filings, including our most recent annual report on Form 10-K and quarterly report on Form 10-Q, which are available on our investor relations website at ir.greendot.com and on the SEC website at www.sec.gov. All information provided in this presentation is as of June 05, 2019, and we assume no obligation to update this information as a result of future events or developments. About Non-GAAP Financial Measures To supplement our consolidated financial statements presented in accordance with accounting principles generally accepted in the United States of America (GAAP), we use measures of operating results that are adjusted to exclude non-operating net interest income and expense; income tax benefit and expense; depreciation and amortization, including amortization of acquired intangibles; employee stock-based compensation and related employer payroll taxes; change in the fair value of contingent consideration; impairment charges; extraordinary severance expenses; realized gains or losses on the sale of investment securities; commissions and certain processing-related costs associated with BaaS products and services where we doe not control customer acquisition, other charges and income; and income tax effects. This presentation includes Q2 2019 guidance for non-GAAP total operating revenues, adjusted EBITDA, non-GAAP net income and non-GAAP EPS. These non-GAAP financial measures are not calculated or presented in accordance with, and are not alternatives or substitutes for, financial measures prepared in accordance with GAAP, and should be read only in conjunction with our financial measures prepared in accordance with GAAP. Our non-GAAP financial measures may be different from similarly-titled non-GAAP financial measures used by other companies. We believe that the presentation of non-GAAP financial measures provides useful information to management and investors regarding underlying trends in our consolidated financial condition and results of operations. Our management regularly uses these supplemental non-GAAP financial measures internally to understand, manage and evaluate our business and make operating decisions. For additional information regarding our use of non-GAAP financial measures and the items excluded by us from one or more of our projected non-GAAP financial measures, investors are encouraged to review the reconciliations of our projected non-GAAP financial measures to the comparable GAAP financial measures, which are included in this presentation, and which can be found by clicking on “Financial Information” in the Investor Relations section of our website at http://ir.greendot.com/. 2

We are a financial technology leader and bank holding company with a mission to power the banking industry’s branchless future Massive market opportunity with 120 million consumers in the U.S. aged 18 to 50 Our product and platform business model powers a unique set of distribution channels Strong margins, cash flows and balance sheet allow Green Dot overview us to invest in growth New branded products to be launched in 2019 have broad appeal and the potential to materially expand our TAM Growing demand and success of our BaaS partnerships as we expand opportunities with existing partners and build new partnerships Investments today in marketing of our new branded products and the development of our BaaS platform initiatives are expected to drive incremental growth in 2020 and beyond 3 Green Dot Corporation – Confidential 3

We are a product and platform company Platform Products Market ~120M U.S. population aged 18 to 50 Card Payment programs solutions End to end agile platform offering Our platform serves our own suite Currently have 6 million active both scale and reliability of banking solutions as well as accounts and serve approximately consumer and technology 50 million consumers across all of Integrated bank charter, FDIC companies seeking to deploy our products and services insurance and regulatory expertise bespoke banking solutions to their customers and partners Massive omni-channel distribution network 4

BaaS partner products We create, design, develop and distribute a fully-hosted, custom digital banking app and debit card. This white label solution is the fastest way for our BaaS partners to offer a branded consumer banking solution without the expense or time of building the technology. and more…. BaaS partners can use our developer-friendly APIs to embed bank accounts, debit cards, or payments into any product for a seamless user experience. This powerful toolkit allows our partners to launch products quickly, access new revenue streams, manage workflows and automate the entire customer journey. 5 Green Dot Corporation – Confidential 5

2019 six step plan Launch two new innovative and exciting products Increase purchase volume and attract a more committed customer base Build and release BaaS 3.0 and 4.0 Broaden BaaS partnerships with our bank operating system (bOS) Continue to improve and scale our operating infrastructure Accretive uses of capital to enhance shareholder value over time 6

Long-term growth strategy SDK Issuing more branded account Enrolling more BaaS partners Expanding the TAM of potential Developing and offering new products to an increasingly that, together, are expected to BaaS partners to extend into the kinds of products and services large TAM of potential generate more accounts and developer community and small through our existing large base consumers, primarily within the revenue through the issuance business market (bOS for of customers- like Secured Millennial and Gen Z consumer of accounts and the providing Developers) Credit Cards, Domestic Money segments of money processing services Transfer (MoneyPak) and other to their unique base of ideas under development customers 7

We are investing in growth In 2018, we produced over $1 billion in total non-GAAP operating revenues, marking multiple Consistent top and years of consecutive top-line double-digit growth. Since 2016, we’ve generated a 50% CAGR on bottom-line results non-GAAP EPS Strong margins, We’ve generated over $200 million in adjusted EBITDA and cash flow from operations in both cash flow and 2017 and 2018 and expect to continue that trend in 2019. As of March 31, 2019, we had $179 balance sheet million of unencumbered cash and no funded debt. Our strong cash position allows us to make accretive investments, such as our accelerated share repurchase in May 2019 for $100 million Our new products are targeted at mainstream consumers and in particular the Generation Z Broad appeal of consumer segment. The results of recent product testing lead us to believe the products will new product suite generate significant adoption, usage and therefore revenue over time Solid trends in a We’ve had consistent growth in gross dollar volume, purchase volume and direct deposit active more committed accounts. A typical direct deposit accounts generates 3x a typical non-direct deposit account. customer base We believe we can capitalize on this trend with the new product suite BaaS pipeline Our current BaaS business is innovating, iterating and growing faster than anticipated. In the cycle is past 90 days, we entered into several new BaaS partnerships and expanded on our existing BaaS improving partnerships. Our future pipeline of new BaaS opportunities is encouraging 8

Active account trends Our long term strategies have been working to increase total active accounts and the total number of direct deposit accounts as a mix of total actives. But softness in non-direct deposit actives is posing a headwind to top line growth that we intend to reverse with the introduction of new products in the second half of 2019. Active Accounts In millions 6.01 CONSOLIDATED 6.05 5.05 4.75 3.63 3.33 3.37 NON-DIRECT DEPOSIT 3.18 DIRECT DEPOSIT 2.87 2.64 1.71 1.12 Q1-16 Q1-17 Q1-18 Q1-19 9

Improving quantity and quality Despite active account growth of only 1% year-over-year in Q1 2019, our direct deposit active accounts and the success of our BaaS partnerships has powered double-digit growth in gross dollar volume and purchase volume in our Account Services segment. Purchase Volume Gross Dollar Volume In billions In billions CONSOLIDATED $13.0 $11.7 NON-BAAS CONSOLIDATED $8.2 $7.5 $7.5 NON-BAAS $6.3 $5.5 $4.7 BAAS BAAS Q1-16 Q1-17 Q1-18 Q1-19 Q1-16 Q1-17 Q1-18 Q1-19 10

Outlook for Q2 Q2 ‘19 Non-GAAP total operating revenues* ~$261M YoY change + 3% Adjusted EBITDA ~$60M YoY change - 5% Non-GAAP EPS ~$0.67 YoY change - 9% * Expected revenue from deals not yet signed and announced is not included in this forecast. NOTE: Reconciliations of total operating revenues to non-GAAP total operating revenues, net income to non-GAAP net income and net income to adjusted EBITDA, respectively, are provided in the tables immediately following this page. Additional information about our non-GAAP financial measures can be found under the caption “About Non-GAAP Financial Measures” on the Legal Disclaimer page. 11

Non-GAAP Reconciliations Reconciliation of Forward Looking Guidance for Non-GAAP Financial Measures to Projected Non-GAAP Total Operating Revenues 1 Q2 2019 (In millions) Total operating revenues $ 276 Net revenue adjustments 2 (15) Non-GAAP total operating revenues $ 261 Reconciliation of Forward Looking Guidance for Non-GAAP Financial Measures to Projected Adjusted EBITDA 1 Q2 2019 (In millions) Net income $ 14 Adjustments 3 46 Adjusted EBITDA $ 60 Non-GAAP total operating revenues $ 261 Adjusted EBITDA / Non-GAAP total operating revenues (Adjusted EBITDA margin) 23% Reconciliation of Forward Looking Guidance for Non-GAAP Financial Measures to Projected Non-GAAP Net Income 1 Q2 2019 (In millions, except per share data) Net income $ 14 Adjustments 3 22 Non-GAAP net income $ 36 Diluted earnings per share GAAP $ 0.27 Non-GAAP $ 0.67 Diluted weighted-average shares issued and outstanding 54 12

Non-GAAP Reconciliation Notes 1) To supplement the Company’s consolidated financial statements presented in accordance with GAAP, the Company uses measures of operating results that are adjusted to exclude various, primarily non-cash, expenses and charges. These financial measures are not calculated or presented in accordance with GAAP and should not be considered as alternatives to or substitutes for operating revenues, operating income, net income or any other measure of financial performance calculated and presented in accordance with GAAP. These financial measures may not be comparable to similarly-titled measures of other organizations because other organizations may not calculate their measures in the same manner as the Company does. These financial measures are adjusted to eliminate the impact of items that the Company does not consider indicative of its core operating performance. You are encouraged to evaluate these adjustments and the reasons the Company considers them appropriate. The Company believes that the non-GAAP financial measures it presents are useful to investors in evaluating the Company’s operating performance for the following reasons: • the Company records employee stock-based compensation from period to period, and recorded employee stock-based compensation expenses and related employer payroll taxes of approximately $15.6 million and $10.5 million for the three months ended March 31, 2019 and 2018, respectively. By comparing the Company’s adjusted EBITDA, non-GAAP net income and non-GAAP diluted earnings per share in different historical periods, investors can evaluate the Company’s operating results without the additional variations caused by employee stock-based compensation expense and related employer payroll taxes, which may not be comparable from period to period due to changes in the fair market value of the Company’s Class A common stock (which is influenced by external factors like the volatility of public markets and the financial performance of the Company’s peers) and is not a key measure of the Company’s operations; • adjusted EBITDA is widely used by investors to measure a company’s operating performance without regard to items, such as non-operating net interest income and expense, income tax benefit and expense, depreciation and amortization, employee stock-based compensation and related employer payroll taxes, changes in the fair value of contingent consideration, impairment charges, severance costs related to extraordinary personnel reductions, and other charges and income that can vary substantially from company to company depending upon their respective financing structures and accounting policies, the book values of their assets, their capital structures and the methods by which their assets were acquired; and • securities analysts use adjusted EBITDA as a supplemental measure to evaluate the overall operating performance of companies. The Company’s management uses the non-GAAP financial measures: • as measures of operating performance, because they exclude the impact of items not directly resulting from the Company’s core operations; • for planning purposes, including the preparation of the Company’s annual operating budget; • to allocate resources to enhance the financial performance of the Company’s business; • to evaluate the effectiveness of the Company’s business strategies; • to establish metrics for variable compensation; and • in communications with the Company’s board of directors concerning the Company’s financial performance. The Company understands that, although adjusted EBITDA and other non-GAAP financial measures are frequently used by investors and securities analysts in their evaluations of companies, these measures have limitations as an analytical tool, and you should not consider them in isolation or as substitutes for analysis of the Company’s results of operations as reported under GAAP. Some of these limitations are: • that these measures do not reflect the Company’s capital expenditures or future requirements for capital expenditures or other contractual commitments; • that these measures do not reflect changes in, or cash requirements for, the Company’s working capital needs; • that these measures do not reflect interest expense or interest income; • that these measures do not reflect cash requirements for income taxes; 2) Represents commissions and certain processing-related costs associated with Banking as a Service ("BaaS") products and services where Green Dot does not control customer acquisition. 3) These amounts represent estimated adjustments for non-operating net interest income, income taxes, depreciation and amortization, employee stock-based compensation and related employer taxes, contingent consideration, impairment charges, severance costs related to extraordinary personnel reductions, and other income and expenses. Employee stock-based compensation expense includes assumptions about the future fair value of the Company’s Class A common stock (which is influenced by external factors like the volatility of public markets and the financial performance of the Company’s peers). 13